Exhibit 99.2

Devon Energy Third-Quarter 2023

Supplemental Tables

PAGE:
TABLE OF CONTENTS:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings and EBITDAX	10

Net Debt, Net Debt-to-EBITDAX and Free Cash Flow	11

Reinvestment Rate and Variable Dividend	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil, gas and NGL sales	$2,882	$2,493	$2,679	$3,139	$3,668
Oil, gas and NGL derivatives (1)	(194)	(76)	64	(53)	248
Marketing and midstream revenues	1,148	1,037	1,080	1,213	1,516

Total revenues	3,836	3,454	3,823	4,299	5,432

Production expenses (2)	757	719	693	715	735
Exploration expenses	3	10	3	13	4
Marketing and midstream expenses	1,160	1,051	1,105	1,231	1,525
Depreciation, depletion and amortization	651	638	615	625	581
Asset dispositions	—	(41)	—	(29)	—
General and administrative expenses	99	92	106	122	95
Financing costs, net (3)	81	78	72	73	67
Other, net	13	10	5	(4)	(40)

Total expenses	2,764	2,557	2,599	2,746	2,967

Earnings before income taxes	1,072	897	1,224	1,553	2,465
Income tax expense (4)	152	199	221	349	565

Net earnings	920	698	1,003	1,204	1,900
Net earnings attributable to noncontrolling interests	10	8	8	3	7

Net earnings attributable to Devon	$910	$690	$995	$1,201	$1,893

Net earnings per share:
Basic net earnings per share	$1.43	$1.08	$1.53	$1.84	$2.89
Diluted net earnings per share	$1.42	$1.07	$1.53	$1.83	$2.88
Weighted average common shares outstanding:
Basic	637	638	645	647	649
Diluted	639	639	647	649	651

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Derivative cash settlements	$(11)	$37	$13	$(177)	$(363)
Derivative valuation changes	(183)	(113)	51	124	611

Oil, gas and NGL derivatives	$(194)	$(76)	$64	$(53)	$248

(2) PRODUCTION EXPENSES

(in millions)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Lease operating expense	$367	$353	$327	$308	$284
Gathering, processing & transportation	178	177	166	178	177
Production taxes	191	165	175	210	252
Property taxes	21	24	25	19	22

Production expenses	$757	$719	$693	$715	$735

(3) FINANCING COSTS, NET

(in millions)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Interest based on outstanding debt	$93	$96	$93	$93	$92
Interest income	(11)	(15)	(17)	(16)	(19)
Other	(1)	(3)	(4)	(4)	(6)

Financing costs, net	$81	$78	$72	$73	$67

(4) INCOME TAX EXPENSE

(in millions)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Current expense	$139	$80	$141	$84	$120
Deferred expense	13	119	80	265	445

Income tax expense	$152	$199	$221	$349	$565

CONSOLIDATED BALANCE SHEETS

(in millions)	September 30, 2023	December 31, 2022
Current assets:
Cash, cash equivalents and restricted cash	$761	$1,454
Accounts receivable	1,853	1,767
Inventory	233	201
Other current assets	365	469

Total current assets	3,212	3,891
Oil and gas property and equipment, based on successful efforts accounting, net	17,563	16,567
Other property and equipment, net	1,468	1,539

Total property and equipment, net	19,031	18,106
Goodwill	753	753
Right-of-use assets	261	224
Investments	671	440
Other long-term assets	313	307

Total assets	$24,241	$23,721

Current liabilities:
Accounts payable	$812	$859
Revenues and royalties payable	1,434	1,506
Short-term debt	487	251
Other current liabilities	597	489

Total current liabilities	3,330	3,105
Long-term debt	5,675	6,189
Lease liabilities	290	257
Asset retirement obligations	641	511
Other long-term liabilities	850	900
Deferred income taxes	1,676	1,463
Stockholders’ equity:
Common stock	64	65
Additional paid-in capital	6,153	6,921
Retained earnings	5,535	4,297
Accumulated other comprehensive loss	(113)	(116)

Total stockholders’ equity attributable to Devon	11,639	11,167
Noncontrolling interests	140	129

Total equity	11,779	11,296

Total liabilities and equity	$24,241	$23,721

Common shares outstanding	641	653

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Cash flows from operating activities:
Net earnings	$920	$698	$1,003	$1,204	$1,900
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	651	638	615	625	581
Leasehold impairments	1	3	—	2	2
Amortization of liabilities	(2)	(8)	(7)	(8)	(8)
Total (gains) losses on commodity derivatives	194	76	(64)	53	(248)
Cash settlements on commodity derivatives	(11)	37	13	(177)	(363)
Gains on asset dispositions	—	(41)	—	(29)	—
Deferred income tax expense	13	119	80	265	445
Share-based compensation	22	25	23	23	22
Other	(2)	(2)	2	(1)	8
Changes in assets and liabilities, net	(61)	(140)	12	(46)	(235)

Net cash from operating activities	1,725	1,405	1,677	1,911	2,104

Cash flows from investing activities:
Capital expenditures	(882)	(1,079)	(1,012)	(804)	(628)
Acquisitions of property and equipment	(23)	(18)	(13)	(17)	(2,465)
Divestitures of property and equipment	1	1	21	—	4
Distributions from investments	7	9	8	9	7
Contributions to investments and other	—	(15)	(37)	(17)	(16)

Net cash from investing activities	(897)	(1,102)	(1,033)	(829)	(3,098)

Cash flows from financing activities:
Repayments of long-term debt	(242)	—	—	—	—
Repurchases of common stock	—	(228)	(517)	(57)	(126)
Dividends paid on common stock	(312)	(462)	(596)	(875)	(1,007)
Contributions from noncontrolling interests	10	8	—	—	—
Distributions to noncontrolling interests	(9)	(13)	(11)	(8)	(9)
Shares exchanged for tax withholdings and other	—	(9)	(87)	—	(1)

Net cash from financing activities	(553)	(704)	(1,211)	(940)	(1,143)

Effect of exchange rate changes on cash	(2)	2	—	2	(10)

Net change in cash, cash equivalents and restricted cash	273	(399)	(567)	144	(2,147)
Cash, cash equivalents and restricted cash at beginning of period	488	887	1,454	1,310	3,457

Cash, cash equivalents and restricted cash at end of period	$761	$488	$887	$1,454	$1,310

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$654	$372	$761	$1,314	$1,166
Restricted cash	107	116	126	140	144

Total cash, cash equivalents and restricted cash	$761	$488	$887	$1,454	$1,310

PRODUCTION

	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (MBbls/d)
Delaware Basin	215	209	211	201	210
Eagle Ford	40	45	40	42	19
Anadarko Basin	14	15	15	15	13
Williston Basin	35	36	36	37	35
Powder River Basin	13	14	14	16	13
Other	4	4	4	5	4

Total	321	323	320	316	294

Natural gas liquids (MBbls/d)
Delaware Basin	112	105	97	101	108
Eagle Ford	15	16	15	12	9
Anadarko Basin	27	31	26	23	27
Williston Basin	9	9	8	9	8
Powder River Basin	2	2	2	3	2
Other	1	1	1	—	—

Total	166	164	149	148	154

Gas (MMcf/d)
Delaware Basin	680	636	640	626	623
Eagle Ford	78	86	82	84	63
Anadarko Basin	235	254	237	238	224
Williston Basin	58	59	54	64	71
Powder River Basin	18	18	16	21	18
Other	1	1	1	1	1

Total	1,070	1,054	1,030	1,034	1,000

Total oil equivalent (MBoe/d)
Delaware Basin	440	420	415	407	421
Eagle Ford	68	74	68	68	39
Anadarko Basin	80	89	81	77	77
Williston Basin	54	56	53	57	55
Powder River Basin	19	19	19	22	18
Other	4	4	5	5	4

Total	665	662	641	636	614

CAPITAL EXPENDITURES

(in millions)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	$503	$583	$572	$518	$444
Eagle Ford	198	179	188	160	38
Anadarko Basin	13	67	66	59	55
Williston Basin	69	89	73	90	57
Powder River Basin	45	39	32	46	44
Other	2	1	2	1	1

Total upstream capital	$830	$958	$933	$874	$639

Carbon capital	25	30	27	20	27
Midstream and Corporate	41	30	28	28	22
Acquisitions (1)	23	18	13	13	2,534

Total capital	$919	$1,036	$1,001	$935	$3,222

(1)	Q3 2022 includes $2,532 million related to Validus and RimRock acquisitions.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	64	65	60	60	50
Eagle Ford	28	18	23	31	7
Anadarko Basin	10	9	19	8	13
Williston Basin	7	8	6	9	10
Powder River Basin	4	3	3	4	6

Total	113	103	111	112	86

GROSS OPERATED WELLS TIED-IN

	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	59	76	42	55	59
Eagle Ford	13	29	26	28	8
Anadarko Basin	—	16	7	23	13
Williston Basin	6	8	17	5	14
Powder River Basin	3	2	5	3	9

Total	81	131	97	114	103

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	9,700’	10,100’	9,900’	9,600’	10,900’
Eagle Ford	5,000’	6,200’	6,700’	6,500’	7,800’
Anadarko Basin	—	9,100’	9,300’	8,700’	9,500’
Williston Basin	12,300’	10,000’	11,500’	9,900’	10,500’
Powder River Basin	13,300’	15,000’	10,700’	9,600’	11,800’

Total	9,300’	9,200’	9,300’	8,700’	10,500’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$82.06	$73.76	$76.17	$82.53	$91.87
Natural Gas ($/Mcf) - Henry Hub	$2.54	$2.09	$3.44	$6.26	$8.20
NGL ($/Bbl) - Mont Belvieu Blended	$26.62	$23.99	$29.48	$30.46	$39.67

REALIZED PRICES

	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (Per Bbl)
Delaware Basin	$80.72	$71.86	$74.43	$82.48	$93.60
Eagle Ford	80.85	72.36	74.06	83.23	91.53
Anadarko Basin	79.86	71.52	74.14	82.57	91.42
Williston Basin	79.50	70.80	74.09	81.05	91.30
Powder River Basin	78.51	70.75	74.30	81.29	91.33

Realized price without hedges	80.48	71.74	74.32	82.31	92.98
Cash settlements	(0.67)	—	(0.10)	(4.87)	(8.60)

Realized price, including cash settlements	$79.81	$71.74	$74.22	$77.44	$84.38

Natural gas liquids (Per Bbl)
Delaware Basin	$20.76	$18.07	$23.72	$23.68	$34.37
Eagle Ford	23.70	20.22	26.18	29.06	35.55
Anadarko Basin	23.37	19.42	27.88	29.58	35.52
Williston Basin	4.09	2.52	8.97	7.97	25.41
Powder River Basin	29.63	24.52	35.72	34.91	44.85

Realized price without hedges	20.72	17.79	24.12	24.32	34.44
Cash settlements	—	—	—	—	—

Realized price, including cash settlements	$20.72	$17.79	$24.12	$24.32	$34.44

Gas (Per Mcf)
Delaware Basin	$1.94	$1.18	$1.90	$4.30	$7.06
Eagle Ford	2.31	1.80	2.99	5.02	7.53
Anadarko Basin	2.17	1.72	3.14	5.37	8.89
Williston Basin	N/M	N/M	1.57	0.44	3.23
Powder River Basin	2.53	2.41	4.25	5.57	8.23

Realized price without hedges	1.92	1.27	2.29	4.39	7.25
Cash settlements	0.09	0.39	0.18	(0.38)	(1.42)

Realized price, including cash settlements	$2.01	$1.66	$2.47	$4.01	$5.83

Total oil equivalent (Per Boe)
Delaware Basin	$47.68	$42.05	$46.35	$53.34	$65.80
Eagle Ford	55.71	49.69	52.81	62.92	65.49
Anadarko Basin	27.88	24.04	32.16	41.25	53.72
Williston Basin	52.64	45.94	52.94	54.51	66.65
Powder River Basin	62.21	56.33	63.01	67.59	78.58

Realized price without hedges	47.10	41.39	46.44	53.66	64.89
Cash settlements	(0.18)	0.61	0.22	(3.04)	(6.41)

Realized price, including cash settlements	$46.92	$42.00	$46.66	$50.62	$58.48

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$82.06	$73.76	$76.17	$82.53	$91.87
Natural Gas ($/Mcf) - Henry Hub	$2.54	$2.09	$3.44	$6.26	$8.20
NGL ($/Bbl) - Mont Belvieu Blended	$26.62	$23.99	$29.48	$30.46	$39.67

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2023			2022
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin
Realized price	$47.68	$42.05	$46.35	$53.34	$65.80
Lease operating expenses	(5.03)	(4.96)	(4.58)	(4.55)	(4.39)
Gathering, processing & transportation	(2.63)	(2.63)	(2.63)	(2.52)	(2.40)
Production & property taxes	(3.48)	(3.18)	(3.43)	(3.89)	(4.81)

Field-level cash margin	$36.54	$31.28	$35.71	$42.38	$54.20

Eagle Ford
Realized price	$55.71	$49.69	$52.81	$62.92	$65.49
Lease operating expenses	(7.52)	(6.18)	(6.32)	(5.63)	(4.94)
Gathering, processing & transportation	(1.63)	(1.67)	(1.49)	(3.08)	(4.94)
Production & property taxes	(3.18)	(2.97)	(3.25)	(2.97)	(3.79)

Field-level cash margin	$43.38	$38.87	$41.75	$51.24	$51.82

Anadarko Basin
Realized price	$27.88	$24.04	$32.16	$41.25	$53.72
Lease operating expenses	(3.43)	(3.13)	(3.41)	(3.59)	(3.46)
Gathering, processing & transportation	(6.11)	(5.97)	(5.93)	(6.84)	(6.91)
Production & property taxes	(1.36)	(1.22)	(1.73)	(2.29)	(3.26)

Field-level cash margin	$16.98	$13.72	$21.09	$28.53	$40.09

Williston Basin
Realized price	$52.64	$45.94	$52.94	$54.51	$66.65
Lease operating expenses	(13.04)	(13.43)	(13.25)	(9.93)	(9.97)
Gathering, processing & transportation	(2.31)	(2.29)	(2.19)	(1.92)	(2.40)
Production & property taxes	(5.13)	(4.68)	(4.85)	(5.64)	(6.33)

Field-level cash margin	$32.16	$25.54	$32.65	$37.02	$47.95

Powder River Basin
Realized price	$62.21	$56.33	$63.01	$67.59	$78.58
Lease operating expenses	(8.45)	(10.03)	(11.07)	(7.15)	(7.03)
Gathering, processing & transportation	(3.02)	(2.97)	(2.73)	(2.98)	(3.24)
Production & property taxes	(7.45)	(6.79)	(7.78)	(8.13)	(9.50)

Field-level cash margin	$43.29	$36.54	$41.43	$49.33	$58.81

Devon - Total
Realized price	$47.10	$41.39	$46.44	$53.66	$64.89
Lease operating expenses	(6.00)	(5.86)	(5.67)	(5.26)	(5.02)
Gathering, processing & transportation	(2.91)	(2.94)	(2.88)	(3.05)	(3.13)
Production & property taxes	(3.46)	(3.14)	(3.47)	(3.91)	(4.84)

Field-level cash margin	$34.73	$29.45	$34.42	$41.44	$51.90

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on third- quarter 2023 earnings.

	Quarter Ended September 30, 2023
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,072	$920	$910	$1.42
Adjustments:
Deferred tax asset valuation allowance	—	3	3	—
Fair value changes in financial instruments	186	145	145	0.23

Core earnings (Non-GAAP)	$1,258	$1,068	$1,058	$1.65

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q3 ‘23	Q2 ‘23	Q1 ‘23	Q4 ‘22	TTM	Q3 ‘22
Net earnings (GAAP)	$920	$698	$1,003	$1,204	$3,825	$1,900
Financing costs, net	81	78	72	73	304	67
Income tax expense	152	199	221	349	921	565
Exploration expenses	3	10	3	13	29	4
Depreciation, depletion and amortization	651	638	615	625	2,529	581
Asset dispositions	—	(41)	—	(29)	(70)	—
Share-based compensation	22	25	23	23	93	22
Derivative & financial instrument non-cash val. changes	183	113	(51)	(122)	123	(613)
Accretion on discounted liabilities and other	13	10	5	(6)	22	(38)

EBITDAX (Non-GAAP)	$2,025	$1,730	$1,891	$2,130	$7,776	$2,488

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Total debt (GAAP)	$6,162	$6,413	$6,422	$6,440	$6,451
Less:
Cash, cash equivalents and restricted cash	(761)	(488)	(887)	(1,454)	(1,310)

Net debt (Non-GAAP)	$5,401	$5,925	$5,535	$4,986	$5,141

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Net debt (Non-GAAP)	$5,401	$5,925	$5,535	$4,986	$5,141
EBITDAX (Non-GAAP) (1)	$7,776	$8,239	$9,342	$9,586	$9,267

Net debt-to-EBITDAX (Non-GAAP)	0.7	0.7	0.6	0.5	0.6

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Sep. 30, 2023	Quarter Ended Jun. 30, 2023	Quarter Ended Mar. 31, 2023	Quarter Ended Dec. 31, 2022	Quarter Ended Sep. 30, 2022
Total operating cash flow (GAAP)	$1,725	$1,405	$1,677	$1,911	$2,104
Less capital expenditures:	(882)	(1,079)	(1,012)	(804)	(628)

Free cash flow (Non-GAAP)	$843	$326	$665	$1,107	$1,476

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures (excluding acquisitions) divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Quarter Ended Sep. 30, 2023	Quarter Ended Jun. 30, 2023	Quarter Ended Mar. 31, 2023
Capital expenditures (excludes acquisitions)	$896	$1,018	$988
Operating cash flow	$1,725	$1,405	$1,677

Reinvestment rate (Non-GAAP)	52%	72%	59%

VARIABLE DIVIDEND

Devon may pay a variable dividend of up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended Sep. 30, 2023
Operating cash flow (GAAP)	$1,725
Changes in assets and liabilities, net	61

Adjusted cash flow (Non-GAAP)	1,786
Capital expenditures (Accrued)	(919)

Adjusted free cash flow (Non-GAAP)	867
Fixed quarterly dividend	(127)

Excess free cash flow (Non-GAAP)	$740
~50% Pay out (Board Discretion: Up to 50%)	50%

Total variable dividend	$365

FOURTH-QUARTER 2023 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 4
	Low	High
Oil (MBbls/d)	312	318
Natural gas liquids (MBbls/d)	160	166
Gas (MMcf/d)	1,010	1,055

Total oil equivalent (MBoe/d)	640	660

CAPITAL EXPENDITURES GUIDANCE

	Quarter 4
(in millions)	Low	High
Upstream capital	$820	$860
Carbon capital	20	30
Midstream & other capital	30	40

Total capital	$870	$930

PRICE REALIZATIONS GUIDANCE

	Quarter 4
	Low	High
Oil - % of WTI	96%	100%
NGL - % of WTI	20%	30%
Natural gas - % of Henry Hub	60%	70%

OTHER GUIDANCE ITEMS

	Quarter 4
($ millions, except Boe and %)	Low	High
Marketing & midstream operating profit	$(15)	$(5)
LOE & GP&T per BOE	$9.15	$9.35
Production & property taxes as % of upstream sales	7.0%	8.0%
Exploration expenses	$—	$5
Depreciation, depletion and amortization	$620	$660
General & administrative expenses	$100	$110
Financing costs, net	$70	$80
Other expenses	$—	$5

INCOME TAX GUIDANCE

	Quarter 4
(% of pre-tax earnings)	Low	High
Current income tax rate	11%	13%
Deferred income tax rate	9%	11%

Total income tax rate	~22%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (2 more years through 2024)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2023 & 2024 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2023	23,000	$73.38	81,000	$69.63	$94.29
Q1-Q4 2024	27,486	$77.74	60,238	$65.71	$84.89

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q4 2023	Midland Sweet	66,500	$1.11
Q1-Q4 2024	Midland Sweet	62,500	$1.17
Q1-Q4 2024	NYMEX Roll	26,000	$0.82

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q4 2023	161,000	$3.36	147,000	$3.67	$7.62
Q1-Q4 2024	152,426	$3.37	40,527	$3.78	$7.05

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q4 2023	WAHA	70,000	$(0.51)
Q4 2023	El Paso Permian	145,000	$(1.58)
Q4 2023	Houston Ship Channel	70,000	$(0.19)
Q1-Q4 2024	WAHA	44,973	$(0.58)
Q1-Q4 2024	El Paso Permian	34,863	$(0.91)
Q1-Q4 2024	Houston Ship Channel	110,000	$(0.24)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q1-Q4 2024	Natural Gasoline	3,000	$69.11
Q1-Q4 2024	Normal Butane	3,350	$37.58
Q1-Q4 2024	Propane	3,000	$32.20

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month NYMEX index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of October 31, 2023.

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